Exhibit 10.24

Real Estate Legal Affairs

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FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (the “First Amendment”) is made as of December 20, 2000, by and between ARE-Technology Center SSF, LLC, a Delaware limited liability company, having an address at 135 North Los Robles Avenue, Suite 250, Pasadena, California 91101 (“Landlord”), and Sunesis Pharmaceuticals, Inc., a Delaware corporation, having an address at 3696 Haven Avenue, Suite C, Redwood City, California 94063 (“Tenant”).

RECITALS

A.            Landlord and Tenant have entered into that certain Lease Agreement (the “Lease”) dated as of May 12, 2000 (the “Lease”).

B.            Landlord and Tenant desire to amend the Lease to more clearly describe the Premises.

AGREEMENT

Now, therefore, the parties hereto agree that the Lease is amended as follows:

1.             Premises. Exhibit “A” to the Lease is hereby deleted in its entirety and Exhibit “A” attached to this Amendment is hereby substituted in lieu thereof.

2.             Miscellaneous.

(a)           This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)           This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c)           This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d)           Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between

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the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment..

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:

ARE-TECHNOLOGY CENTER SSF, LLC, a Delaware limited liability company

By: Alexandria Real Estate Equities, L.P., a Delaware limited partnership, its managing member

By: ARE-QRS Corp., a Maryland corporation, its general partner

B y:
Name:
Its: SENIOR VICE PRESIDENT & CHIEF FINANCIAL OFFICER

TENANT:

SUNESIS PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT A

DESCRIPTION OF PREMISES

A to be built two-story building for research and development use containing approximately 53,890 rentable square feet to be located in the cross-hatched area shown on the attached preliminary site plan.

PRELIMINARY SITE PLAN